                                                                   EXHIBIT 10.4

                                 AMENDMENT TO
                             EMPLOYMENT AGREEMENT
                               (PETER W. STOTT)

     THIS AMENDMENT TO EMPLOYMENT AGREEMENT (the "AMENDMENT") is made and entered into effective as of January 1, 1998, by and between CROWN PACIFIC MANAGEMENT LIMITED PARTNERSHIP, a Delaware limited partnership (the "PARTNERSHIP"), and PETER W. STOTT ("EXECUTIVE").

RECITALS:

     A. The Partnership and Executive are parties to that certain Employment Agreement dated as of December 22, 1994 (the "AGREEMENT"). Capitalized terms used but not defined herein have the respective meanings set forth in the Agreement.

     B. The parties wish to amend the Agreement to provide for an extension of its term and in certain other respects, in each case on the terms and conditions set forth herein.

AGREEMENTS:

          In consideration of the covenants and agreements set forth in this Amendment, the parties, intending to be legally bound, agree as follows:

     1. EXTENSION OF TERM. Section 2 of the Agreement is hereby amended by deleting the phrase "December 31, 1997" and replacing it with the phrase "December 31, 1999."

     2. SEVERANCE ARRANGEMENT. Section 6.1 of the Agreement is hereby amended (i) by deleting the word "six" in each place where it appears in the section and replacing it with the word "12," (ii) by deleting the word "five" where it appears in the section and replacing it with the word "11," and
(iii) by deleting the word "current" in each place where it appears in the section and replacing it with the word "then-current."

     3. TERMINATION BY EXECUTIVE FOLLOWING CHANGE IN CONTROL. The Agreement is hereby amended by adding a new Section 6.4 reading as follows:

               "6.4  TERMINATION BY EXECUTIVE FOLLOWING CHANGE IN CONTROL.

                     "6.4.1   Executive may terminate this Agreement at any time
               within 180 days following a Change in Control (defined in Section 6.4.2). If such a termination of this Agreement is based upon a Good Reason to Quit (defined in Section 6.4.3), Executive shall be entitled to his then-current Base Salary and other benefits and bonuses through the date of termination, as well as severance pay in an amount equal to 12 months of Executive's then-current Base Salary, payable in 12 equal monthly installments commencing on the first day of the calendar month following the date of termination and continuing on the first day of each of the 11 calendar months next following.

                     "6.4.2   For purposes of this Section 6.4, the term
        'Change in Control' means any transaction the effect of which is that a majority of the general partner interests in the Partnership are no longer held by one or more Affiliated
        Parties (as that term is defined in Section 2.2.3 of that certain Purchase Rights Agreement dated as of December 22,
        1994 by and among the Partnership, Executive, and certain other parties, as amended (the "PURCHASE RIGHTS AGREEMENT")), unless such interests are acquired by Executive, Roger L.
        Krage, HS Corp. of Oregon, or a designee of HS Corp. of Oregon pursuant to Section 3.3.1 or 6 of the Purchase Rights
        Agreement.

                     "6.4.3   For purposes of this Section 6.4, the term
        'Good Reason to Quit' means any of the following: (i) a reduction in Executive's compensation or employment benefits,
        (ii) a change in Executive's title, (iii) a material change in Executive's responsibilities, duties, or authority, (iv) a requirement that Executive move his residence or report to work more than 75 miles from the principal executive offices of the Crown Pacific Group as of the date of termination, or
        (v) a determination by a physician selected by the Board that Executive's poor health prevents or materially limits or restricts his ability to perform his responsibilities under this Agreement (even if Executive is not Disabled (as defined in Section 6.3))."

     4. DELETION OF SECTION 7. Section 7 of the Agreement is hereby deleted in its entirety.

     5. NON-COMPETITION. Section 8.1 of the Agreement is hereby amended by deleting from the second and third lines thereof the phrase "for cause pursuant to Section 6.2, and thereafter until December 31, 1999." Section 8.5 of the Agreement (and all references thereto elsewhere in the Agreement) is hereby deleted in its entirety. Executive acknowledges that he shall not be entitled to any payment pursuant to Section 8.5 of the Agreement.

     6. EFFECT OF AMENDMENT. Except as expressly provided in this Amendment, the Agreement shall remain unamended and in full force and effect. All references in the Agreement to "this Agreement" shall be deemed to mean the Agreement as amended by this Amendment.

     In witness whereof, the parties have executed this Amendment effective as of the date first set forth above.

     Partnership:                      CROWN PACIFIC MANAGEMENT LIMITED
                                       PARTNERSHIP, a Delaware limited
                                       partnership

                                       By: HS Corp. Of Oregon, General Partner

                                           By:
                                                  -----------------------------
                                           Title:
                                                  -----------------------------

                                       By: Fremont Timber, Inc., General Partner

                                           By:
                                                  -----------------------------
                                           Title:
                                                  -----------------------------
Executive:
                                       ----------------------------------------
                                       Peter W. Stott